NAVIGATOR TAX-FREE INCOME FUNDS:
   ---------------------------------------------------------------------------
      NAVIGATOR CLASS OF LEGG MASON MARYLAND TAX-FREE INCOME TRUST
      NAVIGATOR CLASS OF LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST NAVIGATOR CLASS OF LEGG MASON TAX-FREE INTERMEDIATE-TERM
       INCOME TRUST









                                   NAVIGATOR SHARES PROSPECTUS July 31, 1999
                                   (revised August 2, 1999)









                                     [LOGO]
                                      LEGG
                                     MASON
                                     FUNDS

                                HOW TO INVEST SM

     As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

     Not every fund listed in this Prospectus is available for purchase in every state. Please consult your Legg Mason financial advisor concerning the availability of a particular fund.

       TABLE OF CONTENTS


       ABOUT THE FUNDS:
       ------------------------------------------------------------------------

   1     Investment objectives
   4     Principal risks
   6     Performance
   9     Fees and expenses of the funds
  10     Management

       ABOUT YOUR INVESTMENT:
       ------------------------------------------------------------------------


  11     How to invest
  12     How to sell your shares
  13     Account policies
  14     Services for investors
  15     Dividends and taxes
  16     Financial highlights

       LEGG MASON TAX-FREE INCOME FUNDS
[GRAPHIC]

       INVESTMENT OBJECTIVES
  ----------------------------------------------------------------------------

       LEGG MASON MARYLAND TAX-FREE INCOME TRUST

       INVESTMENT OBJECTIVE: a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital

       PRINCIPAL INVESTMENT STRATEGIES:


       The fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's Investors Service, Inc., Standard & Poor's or Fitch Investors Service, Inc. or, if unrated by Moody's, S&P or Fitch, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

       Under normal circumstances, the fund will maintain at least 80% of its total assets in Maryland municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.

       The fund may invest in securities of any maturity. When selecting securities for the fund, the adviser maintains the fund's dollar-weighted average maturity between 12 and 24 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy, and international events. Factors directly impacting the municipal market, such as supply, demand, and legislative developments, are also incorporated in the adviser's outlook.

       The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

       Securities may be sold because their credit fundamentals have changed, or in order to buy a security which the adviser believes will produce greater risk-adjusted returns.

       For temporary defensive purposes, when in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Maryland state and local income taxes. The fund may not achieve its investment objective when so invested.


                                              Legg Mason Tax-Free Income Funds 1

       LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST


       INVESTMENT OBJECTIVE: a high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital

       PRINCIPAL INVESTMENT STRATEGIES:


       The fund invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax and Pennsylvania personal income tax. Securities considered for investment must be rated investment grade. Investment grade securities are those within the four highest grades by Moody's, S&P or Fitch, or, if unrated by Moody's, S&P or Fitch, deemed by the adviser to be of comparable quality. Pennsylvania Tax-Free's shares are exempt from Pennsylvania county personal property tax to the extent that it invests in Pennsylvania municipal obligations. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

       Under normal circumstances, the fund will maintain at least 80% of its total assets in Pennsylvania municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.

       The fund may invest in securities of any maturity. When selecting securities for the fund, the adviser maintains the fund's dollar-weighted average maturity between 12 and 24 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy, and international events. Factors directly impacting the municipal market, such as supply, demand, and legislative developments, are also incorporated in the adviser's outlook.

       The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

       Securities may be sold because their credit fundamentals have changed, or in order to buy a security which the adviser believes will produce greater risk-adjusted returns.

       For temporary defensive purposes, when in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Pennsylvania personal income tax. The fund may not achieve its investment objective when so invested.


2 Legg Mason Tax-Free Income Funds

       LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST


       INVESTMENT OBJECTIVE: a high level of current income exempt from federal income tax, consistent with prudent investment risk

       PRINCIPAL INVESTMENT STRATEGIES:


       The fund invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax. Securities considered for investment must be rated investment grade. Investment grade securities are those within the four highest grades by Moody's, S&P or Fitch, or, if unrated by Moody's, S&P or Fitch, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, industrial development bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

       Under normal circumstances the fund will maintain at least 80% of its total assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax.

       The fund may invest in securities of any maturity. When selecting securities for the fund, the adviser maintains the fund's dollar-weighted average maturity between 2 and 10 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy, and international events. Factors directly impacting the municipal market, such as supply, demand, and legislative developments, are also incorporated in the adviser's outlook.

       The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

       Securities may be sold because their credit fundamentals have changed, or in order to buy a security which the adviser believes will produce greater risk-adjusted returns.

       For temporary defensive purposes, when in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes, or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its total assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item. The fund may not achieve its investment objective when so invested.


                                              Legg Mason Tax-Free Income Funds 3

[GRAPHIC]

       PRINCIPAL RISKS
   ----------------------------------------------------------------------------

       The following are the principal risks of investing in each of the funds.

       IN GENERAL -

       Investors can lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

       INTEREST RATE RISK -

       The market prices of the funds' municipal debt investments generally decline when market interest rates increase, and increase when market interest rates decline. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

       RISK OF CHANGES IN ECONOMIC CONDITIONS OR GOVERNMENTAL POLICIES -

       Changes in economic conditions in, or governmental policies of, the State of Maryland or the Commonwealth of Pennsylvania could have a significant impact on the performance of Maryland Tax-Free and Pennsylvania Tax-Free, respectively.

       SECTOR FOCUS AND ISSUER NON-DIVERSIFICATION -

       A fund focusing a significant portion of its investments in a single sector of the municipal securities market will be more susceptible to factors adversely affecting that sector than would a fund not following this practice.

       Each fund is a non-diversified fund. The percentage of each fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. When a fund's assets are invested in the securities of a limited number of issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event than shares of a diversified fund.

       The funds may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.

       CREDIT RISK -

       There is a risk that a fixed-income security could be downgraded or could default in payment of principal or interest. Credit ratings are the opinions of the private companies that rate companies or their securities; they are not guarantees.

       Each fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them.

       CALL RISK -

       Many fixed-income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.


4 Legg Mason Tax-Free Income Funds

       OTHER RISKS -

       Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Each of these factors may affect the ability of an issuer of municipal securities to meet its obligations. Efforts by the federal government to restructure the federal income tax system could adversely affect the value of municipal securities.

       YEAR 2000 -

       Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, the adviser, administrator, distributor and other outside service providers and could impact municipalities or companies in which the funds invest.

       While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates and the other service providers to the funds have reported that they are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

       Whether these steps will be effective can only be known for certain in the year 2000.

                                              Legg Mason Tax-Free Income Funds 5

[GRAPHIC]

       PERFORMANCE
   ----------------------------------------------------------------------------

       The information below provides an indication of the risks of investing in a fund by showing changes in the fund's performance from year to year. Annual returns assume reinvestment of all dividends and distributions. Historical performance of a fund does not necessarily indicate what will happen in the future. As of the date of this prospectus, the Navigator class of shares of Maryland Tax-Free Income Trust and Tax-Free Intermediate-Term Income Trust have not yet commenced operations. The Navigator class of Pennsylvania Tax-Free Income Trust commenced operations on March 10, 1998. The returns presented are for the funds' Primary Shares, which are not offered in this prospectus. Primary Shares and Navigator Shares are invested in the same portfolio of securities. The annual returns for Primary Shares and Navigator Shares would differ only to the extent that Navigator Shares would pay lower expenses, and therefore would have higher returns.

       MARYLAND TAX-FREE INCOME TRUST -- PRIMARY SHARES


          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [GRAPHIC TABLE APPEARS HERE]

         1992      1993      1994      1995      1996      1997      1998
         ----      ----      ----      ----      ----      ----      ----

         8.32      12.16    (3.12)     14.81     3.58      7.69      5.59


       The fund's year-to-date total return for the fund's Primary Class as of June 30, 1999 was -1.32%.


           DURING THE SEVEN CALENDAR YEARS OF THE PRIMARY CLASS
                            ENDED DECEMBER 31, 1998:

                         QUARTER ENDED      TOTAL RETURN
-------------------- ------------------- ----------------
  BEST QUARTER:         MARCH 31, 1995         + 5.73%
  WORST QUARTER:        MARCH 31, 1994         - 3.92%

       In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman Brothers Municipal Bond Index.

                                  1 YEAR     5 YEARS    LIFE OF CLASS
------------------------------ ----------- ----------- ---------------
  MARYLAND TAX-FREE INCOME
  TRUST --  PRIMARY SHARES       + 5.59%     + 5.55%    + 7.28%(A)
  LEHMAN BROTHERS MUNICIPAL
  TRUST BOND INDEX               + 6.48%     + 6.22%    + 7.87%(B)

       (a) May 1, 1991 (commencement of operations) to December 31, 1998.
       (b) May 31, 1991 to December 31, 1998.

6 Legg Mason Tax-Free Income Funds

       PENNSYLVANIA TAX-FREE INCOME TRUST -- PRIMARY SHARES


          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [GRAPHIC TABLE APPEARS HERE]

         1992      1993      1994      1995      1996      1997      1998
         ----      ----      ----      ----      ----      ----      ----

         9.46      12.77    (3.82)     15.25     3.29      8.09      5.76


       The year-to-date total return for the fund's Primary Class as of June 30, 1999 was -0.88%.


              DURING THE SEVEN CALENDAR YEARS OF THE PRIMARY CLASS
                            ENDED DECEMBER 31, 1998:

                         QUARTER ENDED      TOTAL RETURN
-------------------- ------------------- -------------------
  BEST QUARTER:         MARCH 31, 1993        +8.71%
  WORST QUARTER:        MARCH 31, 1994        -4.51%

       In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman Brothers Municipal Bond Index.

                                     1 YEAR     5 YEARS    LIFE OF CLASS
--------------------------------- ----------- ----------- ---------------
  PENNSYLVANIA TAX-FREE INCOME
  TRUST -- PRIMARY SHARES           + 5.76%     + 5.53%    + 7.41%(A)
  PENNSYLVANIA TAX-FREE INCOME
  TRUST -- NAVIGATOR SHARES           N/A         N/A      + 5.44%(B)
  LEHMAN BROTHERS MUNICIPAL
  BOND INDEX                        + 6.48%     + 6.22%    + 7.86%(C)

       (a) August 1, 1991 (commencement of operations of Primary Class) to December 31, 1998.
       (b) For the period March 10, 1998 (commencement of sale of Navigator Class) to December 31, 1998. The cumulative return presented in the table is based only on a nine month period and therefore is not necessarily representative of how the fund will perform over time.
       (c) August 31, 1991 to December 31, 1998.

                                              Legg Mason Tax-Free Income Funds 7

       TAX-FREE INTERMEDIATE-TERM INCOME TRUST -- PRIMARY SHARES


          YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%) [GRAPHIC TABLE APPEARS HERE]

         1993      1994      1995      1996      1997      1998
         ----      ----      ----      ----      ----      ----

          9.95    (1.96)     11.95     3.49      6.09      5.26



       The year-to-date total return for the fund's Primary Class as of June 30, 1999 was -1.17%.


               DURING THE SIX CALENDAR YEARS OF THE PRIMARY CLASS
                            ENDED DECEMBER 31, 1998:

                         QUARTER ENDED      TOTAL RETURN
-------------------- ------------------- -------------------
  BEST QUARTER:         MARCH 31, 1995        +4.70%
  WORST QUARTER:        MARCH 31, 1994        -2.83%

       In the following table, average annual total returns as of December 31, 1998 are compared with the Lehman Brothers Seven-Year Municipal Bond Index.


                                            1 YEAR        5 YEARS      LIFE OF CLASS
----------------------------------------- -----------   -----------   --------------------
  TAX-FREE INTERMEDIATE-TERM INCOME
  TRUST -- PRIMARY SHARES                   +5.26%        +4.87%        +5.83%(A)
  LEHMAN BROTHERS SEVEN-YEAR MUNICIPAL
  BOND INDEX                                +6.22%        +5.79%        +6.76%(B)

       (a) November 9, 1992 (commencement of operations of Primary Class) to December 31, 1998.
       (b) November 30, 1992 to December 31, 1998.

8 Legg Mason Tax-Free Income Funds

[GRAPHIC]

       FEES AND EXPENSES OF THE FUNDS
  ----------------------------------------------------------------------------

       The table below describes the fees and expenses you will incur as an investor in a fund. Each fund pays operating expenses directly out of its assets. Other expenses include transfer agency, custody, professional and registration fees. The funds have no sales charge and are not subject to a 12b-1 fee.

       The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended March 31, 1999.



                        ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-----------------------------------------------------------------------------
                             MARYLAND      PENNSYLVANIA       TAX-FREE
  NAVIGATOR SHARES OF:       TAX-FREE        TAX-FREE       INTERMEDIATE
-------------------------- -----------    --------------   --------------
  MANAGEMENT FEES (A)        0.55%          0.55%             0.55%
  DISTRIBUTION AND/OR
  SERVICE (12B-1) FEES       NONE           NONE              NONE
  OTHER EXPENSES (B)         0.14%          0.20%             0.23%
-------------------------- ------         ------            ------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES (A)     0.69%          0.75%             0.78%

       (a) Pursuant to a voluntary expense limitation, the adviser has agreed to waive management fees such that total operating expenses relating to Navigator Shares (exclusive of taxes, interest, brokerage fees, and extraordinary expenses) will not exceed an annual rate of 0.45% of average daily net assets of each fund until July 31, 2000 or until Maryland Tax-Free's net assets reach $200 million, whichever occurs first; or until Pennsylvania Tax-Free's net assets reach $125 million, whichever occurs first; or until Tax-Free Intermediate's net assets reach $100 million, whichever occurs first. With these waivers, the management fee and total operating expenses relating to Navigator Shares are as follows: for Maryland Tax-Free, 0.31% and 0.45% of average net assets; for Pennsylvania Tax-Free, 0.25% and 0.45% of average net assets; and for Tax-Free Intermediate, 0.22% and 0.45% of average net assets.
       (b) Other expenses for Maryland Tax-Free and Tax-Free Intermediate are based on estimated amounts for the current fiscal year.

       EXAMPLE:


       This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.


                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------- ---------- ----------- ----------- -----------
  MARYLAND TAX-FREE         $  70      $  221          N/A          N/A
  PENNSYLVANIA TAX-FREE     $  77      $  240       $  417       $  930
  TAX-FREE INTERMEDIATE     $  80      $  249          N/A          N/A



                                              Legg Mason Tax-Free Income Funds 9

[GRAPHIC]

       MANAGEMENT
   ----------------------------------------------------------------------------

       ADVISER AND ADMINISTRATOR:



       Legg Mason Capital Management, Inc., 100 Light Street, Baltimore, Maryland 21202, is the funds' adviser. The adviser is responsible for the investment management of the funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold a particular security. Each fund has contracted to pay the adviser an advisory fee equal to an annual rate of 0.55% of the fund's average daily net assets. Because of fee waivers, the funds paid advisory fees for the fiscal year ended March 31, 1999 as follows:


  MARYLAND TAX-FREE             0.31%
  PENNSYLVANIA TAX-FREE         0.25%
  TAX-FREE INTERMEDIATE         0.22%

       The adviser acts as adviser to private accounts and investment company portfolios with aggregate assets as of June 30, 1999 of over $4 billion.


       Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, administers the affairs of the funds and provides the funds with office facilities and personnel reasonably necessary for the operation of the funds. The adviser, not the fund, pays the administrator a fee equal to an annual rate of 0.05% of each fund's average daily net assets.

       The administrator acts as investment adviser or manager to private accounts and twenty investment company portfolios with aggregate assets as of June 30, 1999 of over $19 billion.

       PORTFOLIO MANAGEMENT:


       An investment committee is responsible for the day-to-day management of each fund.

       DISTRIBUTOR OF THE FUNDS' SHARES:


       Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland, 21202, is the distributor of each fund's shares under separate Underwriting Agreements. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with offering fund shares, including compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and shareholder reports (after these have been printed and mailed to existing shareholders at the funds' expense), supplementary sales literature and advertising materials.

       Legg Mason and the adviser may pay non-affiliated entities out of their own assets to support the distribution of Navigator Shares and shareholder servicing.

       The adviser, administrator and distributor are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.


10 Legg Mason Tax-Free Income Funds

[GRAPHIC]

       HOW TO INVEST
   ----------------------------------------------------------------------------

       Navigator Shares are currently offered for sale only to:


            - Institutional Clients of Legg Mason Trust Company for which they exercise discretionary investment management responsibility and accounts of the customers with such Institutional Clients ("Customers").

            - qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million

            - clients of Bartlett & Co. who, as of December 19, 1996, were shareholders of Bartlett Short Term Bond Fund or Bartlett Fixed Income Fund and for whom Bartlett acts as an ERISA fiduciary

            - certain institutions who were clients of Fairfield Group, Inc. as of February 28, 1999 for investment of their own monies and monies for which they act in a fiduciary capacity

            - any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates


       Eligible investors may purchase Navigator Shares through a brokerage account at Legg Mason. The minimum initial investment is $50,000 and the minimum for each purchase of additional shares is $100. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.


       Customers of certain Institutional Clients that have omnibus accounts with the funds' transfer agent can purchase shares through those Institutions. The distributor may pay such Institutional Clients for account servicing. Institutional Clients may charge their Customers for services provided in connection with the purchase and redemption of shares. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received by Institutional Clients. Any such fees, charges or requirements imposed by Institutional Clients will be in addition to the fees and requirements of this Prospectus.


       Certain institutions that have agreements with Legg Mason or the funds may be authorized to accept purchase and redemption orders on their behalf. Once the authorized institution accepts the order, you will receive the next determined net asset value. You should consult with your institution to determine the time by which it must receive your order to get that day's share price. It is the institution's responsibility to transmit your order to the fund in a timely fashion.


       Purchase orders received by Legg Mason before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to the selling organization.


       You will begin to earn dividends on shares of the funds as of the settlement date, which is normally the third business day after your order is placed with a financial advisor.


                                             Legg Mason Tax-Free Income Funds 11

[GRAPHIC]

       HOW TO SELL YOUR SHARES
   ----------------------------------------------------------------------------

       To redeem your shares by telephone, call 1-800-822-5544.



       Please have available the number of shares (or dollar amount) to be redeemed and the account number.

       The funds will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, if the funds follow reasonable procedures to ensure the validity of telephone redemption requests, you may be held responsible for any fraudulent telephone order.


       Customers of Institutional Clients may redeem only in accordance with instructions and limitations pertaining to their account at the Institution.


       Redemption orders received by Legg Mason before the close of the exchange will be transmitted to the funds' transfer agent. Your order will be processed at that day's net asset value. Redemption orders received by Legg Mason after the close of the exchange will be processed at the closing net asset value on the next day the exchange is open.


       Your order will be processed promptly and you will generally receive the proceeds by mail to the name and address on the account registration within a week. You may also have your telephone redemption requests paid by a direct wire to a previously designated domestic commercial bank account.


       Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.


       Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.


12 Legg Mason Tax-Free Income Funds

[GRAPHIC]

       ACCOUNT POLICIES
   ----------------------------------------------------------------------------

       CALCULATION OF NET ASSET VALUE:


       Net asset value per Navigator Share is determined daily as of the close of regular trading on the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Navigator Share price, the fund's assets attributable to Navigator Shares are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of Navigator Shares outstanding.

       Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where such market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service. Securities with remaining maturities of 60 days or less are valued at amortized cost.

       OTHER:

       Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or its affiliates.

       If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

       Each fund reserves the right to:

            - reject any order for shares or suspend the offering of shares for a period of time

            - change its minimum investment amounts

            - delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.


                                             Legg Mason Tax-Free Income Funds 13

[GRAPHIC]

       SERVICES FOR INVESTORS
   ----------------------------------------------------------------------------

       CONFIRMATIONS AND ACCOUNT STATEMENTS:


       Confirmations will be sent to Institutional Clients after each transaction involving Navigator Shares which will include the total number of shares being held in safekeeping by the transfer agent. The transfer agent will send confirmations of each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions). Beneficial ownership of shares by Customer accounts will be recorded by the Institutional Client and reflected in their regular account statements.

       EXCHANGE PRIVILEGE:

       Navigator Shares of a fund may be exchanged for Navigator Shares of any other Legg Mason funds or Legg Mason Cash Reserve Trust, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

       An exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

       Each fund reserves the right to:

            - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year


            - terminate or modify the exchange privilege after 60 days' written notice to shareholders

       Some Institutional Clients may not offer all of the Navigator Funds for exchange.

14 Legg Mason Tax-Free Income Funds

[GRAPHIC]

       DIVIDENDS AND TAXES
   ----------------------------------------------------------------------------

       Dividends from net investment income of each fund are declared daily and paid monthly.

       Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of a federal excise tax.

       Your dividends and other distributions will be automatically reinvested in additional Navigator Shares of the fund. If you wish to receive dividends and/or other distributions in cash, you must notify the fund at least 10 days before the next dividend and/or other distribution is paid.

       If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

       Under normal circumstances, substantially all dividends paid by the funds will be exempt from federal income tax. From a technical standpoint, each fund may pay such dividends to its shareholders if at least 50% of its total assets at the close of each quarter of its taxable year consists of certain obligations the interest on which is exempt from federal income tax. (These dividends, though tax-exempt, nevertheless must be reported on the recipient's federal income tax return.)

       Generally, distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain U.S. government obligations also are exempt from those taxes. Similarly, individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will generally not be subject to that tax on distributions by the fund that are attributable to interest on Pennsylvania municipal obligations.

       Fund dividends and other distributions will be taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional Navigator Shares of the fund. Dividends of any taxable net investment income and net short-term capital gains will be taxable as ordinary income. Distributions of a fund's net capital gain will be taxable as long-term capital gain, regardless of how long you have held your fund shares.

       The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

       A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

       Because each investor's tax situation is different, please consult your tax advisor about federal, state and local tax considerations.


15 Legg Mason Tax-Free Income Funds

[GRAPHIC]

       FINANCIAL HIGHLIGHTS
   ----------------------------------------------------------------------------

       The financial highlights table is intended to help you understand Pennsylvania Tax-Free's financial performance since inception. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by the funds' independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544. As of the date of this prospectus, Navigator Shares of Maryland Tax-Free and Tax-Free Intermediate have not commenced operations.


                                                            INVESTMENT OPERATIONS
                                      --------------------------------------------------------
                                                           NET REALIZED
  FOR THE             NET ASSET              NET        & UNREALIZED           TOTAL FROM
  YEARS ENDED         VALUE,            INVESTMENT       GAIN (LOSS) ON       INVESTMENT
  MARCH 31,     BEGINNING OF YEAR         INCOME          INVESTMENTS         OPERATIONS
--------------- --------------------- ----------------- ----------------    -----------------
  PENNSYLVANIA TAX-FREE -- NAVIGATOR CLASS
  1999          $    16.48               $      .84(C)  $     .10           $     .94
  1998 (D)           16.44                      .05(C)        .04                 .09


                                 DISTRIBUTIONS
                ------------------------------------------
                                 FROM NET
  FOR THE          FROM NET    REALIZED                        NET ASSET
  YEARS ENDED    INVESTMENT     GAIN ON           TOTAL        VALUE,
  MARCH 31,        INCOME      INVESTMENTS   DISTRIBUTIONS   END OF YEAR
--------------- ------------- ---------      -------------- ----------------
  PENNSYLVANIA TAX-FREE -- NAVIGATOR CLASS
  1999          $    (.84)    $     (.05)   $        (.89)  $     16.53
  1998 (D)           (.05)           --              (.05)       16.48


                            RATIOS/SUPPLEMENTAL DATA
                ------------------------------------------
                                      TOTAL EXPENSES
  FOR THE                               TO AVERAGE
  YEARS ENDED     TOTAL RETURN        NET ASSETS (A)
  MARCH 31,          (%)                   (%)
--------------- --------           ----------------------
  PENNSYLVANIA TAX-FREE -- NAVIGATOR CLASS
  1999             5.79               .46(C)
  1998 (D)          .55(E)            .45(C,F)




                  NET EXPENSES         NET INVESTMENT
  FOR THE       TO AVERAGE            INCOME TO                     PORTFOLIO         NET ASSETS,
  YEARS ENDED   NET ASSETS (B)        AVERAGE NET ASSETS        TURNOVER RATE        END OF YEAR
  MARCH 31,          (%)                    (%)                       (%)         (THOUSANDS -- $)
--------------- --------------------- ------------------------- --------------    ----------------
   PENNSYLVANIA TAX-FREE -- NAVIGATOR CLASS
  1999             .45(C)                5.04(C)                    10.6          $   276
  1998 (D)         .45(C,F)              4.82(C,F)                 14.1(F)             90

 (a)Pursuant to Securities and Exchange Commission regulations, effective December 31, 1995, this ratio reflects total expenses before compensating balance credits. Previously, credits were included in the ratio.

 (b)This ratio reflects total expenses reduced by the impact of compensating balance credits and voluntary expense waivers described below.

 (c)Net of fees waived by the adviser in excess of a voluntary expense limitation of 0.45% until July 31, 2000. If no fees had been waived by the adviser, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1999, 0.75% and 1998, 0.75%.

 (d) March 10, 1998 (commencement of sale of Navigator Class) to March 31, 1998.

 (e) Not annualized

 (f) Annualized

16 Legg Mason Tax-Free Income Funds

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

       LEGG MASON TAX-FREE INCOME FUNDS
       ---------------------------------------------------------------------
       The following additional information about the funds is available upon request and without charge:


       STATEMENT OF ADDITIONAL INFORMATION (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) the prospectus. The SAI provides additional details about the funds and their policies.


       ANNUAL AND SEMIANNUAL REPORTS - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

         TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
       INFORMATION:

            - call toll-free 1-800-822-5544

            - visit us on the Internet via http://www.leggmason.com

            - write to us at:   Legg Mason Wood Walker, Incorporated
                                100 Light Street, P.O. Box 1476
                                Baltimore, Maryland 21203-1476


       Information about the funds, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Reports and other information about the funds are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. A fee will be charged for making copies.





 LMF-158                         SEC file number 811-6223